GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1995-A
APRIL, 1998
PAYMENT: MAY 15, 1998

             7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                      CUSIP #                   393534AC6
                                                        -----------------
                                      TRUST ACCOUNT #          33-34309-0
                                                        -----------------
                                      DISTRIBUTION DATE:     May 15, 1998
                                                        -----------------

                                                                                 PER $1,000
SECURITIZED NET INTEREST MARGIN CERTIFICATES                                       ORIGINAL
------------------------------------------------------------                    -------------

1.     Amount Available                                      1,869,690.77
                                                        -----------------

Interest

2.     Aggregate Interest                                    1,061,587.18          3.44671162
                                                        -------------------------------------


3.     Amount Applied to:
       (a)          accrued but unpaid Interest

4.     Remaining:
       (a)          accrued but unpaid Interest

5.     Monthly Interest                                      1,061,587.18
                                                        -----------------

Principal

6.     Current month's principal distribution                  808,103.59          2.62371295
                                                        -------------------------------------

7.     Remaining outstanding principal balance             174,902,877.13         567.8664842
                                                        -------------------------------------
       Pool Factor                                             0.56786648
                                                        -----------------

8.     Present value of the projected remaining aggregate
       cashflows of the Finance I Assets and the
       Residual Assets, as of the immediately
       preceding Distribution Date                         525,594,158.68 **
                                                        -----------------

9.     Aggregate amount on deposit in Reserve Fund           7,500,000.00
                                                        -----------------

10.    Subordinated Certificateholder payment (interest
       earnings on Reserve Fund, pursuant to Section 5.8)       31,630.53
                                                        -----------------

11.    Aggregate principal balance of loans
       refinanced by Green Tree Financial                   12,841,589.06
                                                        -----------------

12.    Weighted average CPR                                        18.19%
                                                        -----------------

13.    Weighted average CDR                                         5.35%
                                                        -----------------

14.    Annualized net loss percentage                               2.78%
                                                        -----------------

15.    Delinquency              30-59 day                           1.15%
                                                        -----------------
                                60-89 day                           0.39%
                                                        -----------------
                                90+ day                             0.84%
                                                        -----------------
                                Total 30+                           2.38%
                                                        -----------------

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 4/15/98.


GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1995-A
APRIL, 1998
PAYMENT: MAY 15, 1998




                                               FEE ASSETS
                          --------------------------------------------------
                              GUARANTEE      INSIDE            FEE ASSET
                                FEES          REFI               TOTAL
                          --------------------------------------------------

GTFC 1994-5                       0.00     105,563.70          105,563.70
GTFC 1994-6                  52,232.84      95,125.03          147,357.87
GTFC 1994-7                       0.00      75,876.88           75,876.88
GTFC 1994-8                       0.00     104,464.54          104,464.54
GTFC 1995-1                  13,298.89      79,224.10           92,522.99
GTFC 1995-2                       0.00           0.00                0.00
GTFC 1995-3                       0.00     193,002.51          193,002.51
GTFC 1995-4                       0.00     145,499.39          145,499.39
GTFC 1995-5                       0.00           0.00                0.00
                          --------------------------------------------------

                             65,531.73     798,756.15          864,287.88

TOTAL AMOUNT OF GUARANTEE FEES AND

     INSIDE REFINANCE PAYMENTS                                 864,287.88
                                                           -----------------

SUBORDINATED SERVICING FEES                                    584,152.98
                                                           -----------------

PAYMENT ON FINANCE 1 NOTE                                    1,448,440.86
                                                           -----------------

ALLOCABLE TO INTEREST (CURRENT)                                782,723.59
                                                           -----------------

ALLOCABLE TO ACCRUED BUT UNPAID INTEREST                             0.00
                                                           -----------------

ACCRUED AND UNPAID TRUSTEE FEES                                      0.00
                                                           -----------------

ALLOCABLE TO PRINCIPAL                                         665,717.27
                                                           -----------------

FINANCE 1 NOTE PRINCIPAL BALANCE                           128,888,532.84
                                                           -----------------

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1995-A
APRIL, 1998
PAYMENT: MAY 15, 1998





                                                    INSIDE
                               RESIDUAL              REFI             TOTAL
                               ------------------------------------------------

GTFC 1994-5                           0.00             0.00              0.00
GTFC 1994-6                           0.00             0.00              0.00
GTFC 1994-7                           0.00             0.00              0.00
GTFC 1994-8                           0.00             0.00              0.00
GTFC 1995-1                           0.00             0.00              0.00
GTFC 1995-2                           0.00       124,391.53        124,391.53
GTFC 1995-3                           0.00             0.00              0.00
GTFC 1995-4                           0.00             0.00              0.00
GTFC 1995-5                      98,965.03       197,893.35        296,858.38
                               ------------------------------------------------

                                 98,965.03       322,284.88        421,249.91

                               TOTAL RESIDUAL AND INSIDE

                                   REFINANCE PAYMENTS              421,249.91